UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 17, 2005
Date of Report
(Date of earliest event reported)
HCC Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20766 (Commission File Number)	76-0336636 (I.R.S. Employer Identification No.)
13403 Northwest Freeway
Houston, Texas 77040-6094
(Address of principal executive offices, including zip code)
(713) 690-7300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 17, 2005, HCC Insurance Holdings, Inc. (the “Company") announced that it had agreed to sell 4,687,500 shares of the Company’s common stock to Citigroup Corporate and Investment Banking and up to an additional 703,125 shares if Citigroup Corporate and Investment Banking exercises its over-allotment option in full.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit
No.	Title of Document
99.1	Press release dated November 17, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.
	By:	/s/ Christopher L. Martin
Dated: November 18, 2005		Christopher L. Martin
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Title of Document
99.1	Press release dated November 17, 2005